Exhibit 99.2

Regency Centers Corporation

September 30, 2014

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.
We add value.
We believe in creating value from every

transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
September 30, 2014

Regency Centers Announces Third Quarter 2014 Results
Same Property NOI Growth of 4.1% and Core FFO Per Share Growth of 9.2%

JACKSONVILLE, Fla. (November 3, 2014) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the quarter ended September 30, 2014.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the Third Quarter of $65.5 million, or $0.71 per diluted share, compared to $60.2 million, or $0.65 per diluted share, for the same period in 2013. For the nine months ended September 30, 2014 Core FFO was $195.5 million, or $2.11 per diluted share, compared to $180.3 million, or $1.97 per diluted share, for the same period in 2013.

Funds From Operations (“FFO”) for the Third Quarter was $64.8 million, or $0.70 per diluted share. For the same period in 2013, the Company reported FFO of $60.4 million, or $0.65 per diluted share. For the nine months ended September 30, 2014 FFO was $196.1 million, or $2.12 per diluted share, compared to $180.4 million, or $1.97 per diluted share, for the same period in 2013.

Regency reported net income attributable to common stockholders (“Net Income”) for the Third Quarter of $47.9 million, or $0.52 per diluted share, compared to Net Income of $35.0 million, or $0.38 per diluted share, for the same period in 2013. For the nine months ended September 30, 2014 Net Income was $92.8 million, or $1.00 per diluted share, compared to $82.4 million, or $0.90 per diluted share for the same period in 2013.

Operating Results

For the three months ended September 30, 2014, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 95.8%

•	Percent leased, all properties: 95.3%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 4.1%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 22.8% on new leases and 9.9% on renewal leases for a blended average of 12.3%

•	Leasing transactions, including in-process developments (partnerships at 100%): 357 new and renewal lease transactions for a total of 1.3 million square feet

For the nine months ended September 30, 2014, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Increase in same property NOI over the same period last year, excluding termination fees: 3.6%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 35.3% on new leases and 8.1% on renewal leases for a blended average of 13.1%

•	Leasing transactions, including in-process developments (partnerships at 100%): 1,003 new and renewal lease transactions for a total of 4.1 million square feet

Portfolio Activity

Property Transactions

During the quarter, Regency sold one co-investment property for $9.3 million; Regency’s share of the gross sales price was $3.7 million. The Company also sold four wholly-owned properties for $55.4 million.

Subsequent to quarter end, Regency sold two wholly-owned properties for a gross sales price of $28.9 million.

During the quarter, Regency acquired one property, on a wholly-owned basis, for a gross purchase price of $19.0 million. Located in Lincoln Park, which is one of the most affluent and densely populated neighborhoods of Chicago, Clybourn Commons boasts outstanding 3-mile demographics, including a population of 500,000 people with average household incomes of $113,000.

Developments and Redevelopments

At quarter end, the Company had eight projects in development with estimated net development costs of $264.8 million. The in-process developments were 52% funded and 86% leased and committed, including retailer-owned square footage. Regency completed one project during the quarter, representing $14.5 million in net development costs.

During the quarter, the Company started the development of two Whole Foods-anchored projects. Belmont Shopping Center, located in the Washington D.C. metro area, is a 91,000 square foot center with estimated net development costs of $28.1 million. CityLine Market, located in the Dallas metro area, is an 80,000 square foot center expected to have development costs of $26.6 million.

Regency also had 18 redevelopment projects in process at quarter end, representing a total estimated incremental investment upon completion of $83.4 million with estimated incremental yields on investment ranging from 8% to 10%.

Balance Sheet

During the quarter the Company accessed its at-the-market common equity program, generating gross proceeds of $50.0 million at a weighted average price of $57.35 per share. Fitch Ratings also affirmed the Company’s corporate credit rating and senior unsecured ratings of BBB, with a Stable outlook.

2014 Guidance

The Company updated certain components of its 2014 earnings guidance. These changes are summarized below. Please refer to the Company’s Third Quarter 2014 supplemental information package for the complete list of updates.

Full Year 2014 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$2.75 - $2.80	$2.80 - $2.83
FFO per diluted share	$2.75 - $2.80	$2.80 - $2.83
Same property percent leased at period end (pro-rata)	95.0% - 96.0%	95.5% - 96.0%
Same property NOI growth without termination fees (pro-rata)	3.0% - 3.7%	3.5% - 3.8%
Dispositions (pro-rata)	$135,000 - $185,000	$135,000 - $150,000
Development and Redevelopment starts	$175,000 - $240,000	$200,000 - $240,000
Note: Data in thousands, except per share information

Dividend

On October 29, 2014, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.47 per share. The dividend is payable on December 3, 2014 to shareholders of record as of November 19, 2014.

Conference Call Information

In conjunction with Regency’s Third Quarter results, the Company will host a conference call on Tuesday, November 4, 2014 at 11:00 a.m. EST. Dial-in and webcast information is listed below.

Second Quarter Conference Call
Date:	Tuesday, November 4, 2014
Time:	11:00 a.m. EST
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended September 30, 2014 and 2013	Three Months Ended		Year to Date
	2014	2013	2014	2013
Net Income Attributable to Common Stockholders	$47,942	34,998	92,814	82,416
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	45,244	42,746	138,627	127,313
Provision for impairment (2)	2	6,000	426	6,000
Gain on sale of operating properties, net of tax (2)	(28,488)	(23,407)	(35,907)	(35,506)
Exchangeable operating partnership units	90	73	185	183
Funds From Operations	64,790	60,410	196,145	180,406
Dilutive effect of share-based awards	(125)	(133)	(397)	(390)
Funds from Operations for calculating Diluted FFO per Share	$64,665	60,277	$195,748	180,016

Funds From Operations	$64,790	60,410	$196,145	180,406
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	1,051	365	2,762	1,591
Gain on sale of land (2)	(19)	(56)	(3,347)	(1,146)
Provision for impairment to land	—	—	225	—
Interest rate swap ineffectiveness (2)	—	—	—	(20)
Early extinguishment of debt (2)	1	(537)	42	(537)
Dividends from investments	(334)	—	(334)	—
Core Funds From Operations	65,489	60,182	195,493	180,294
Dilutive effect of share-based awards	(125)	(133)	(397)	(390)
Core Funds From Operations for calculating Diluted Core FFO per Share	$65,364	60,049	$195,096	179,904

Weighted Average Shares For Diluted FFO per Share	92,556	92,186	92,267	91,361

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
FFO and Core FFO Guidance:	2014
Net income attributable to common stockholders	$1.19	1.22
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.99	1.99
Gain on sale of operating properties	(0.40)	(0.40)
All other amounts	0.02	0.02
Funds From Operations	$2.80	2.83

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.04)	(0.04)
All other non-core amounts	—	—
Core Funds From Operations	$2.80	2.83

The Company has published forward-looking statements and additional financial information in its Third Quarter 2014 supplemental information package that may help investors estimate earnings for 2014. A copy of the Company’s Third Quarter 2014 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2014. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 326 retail properties encompasses over 43.6 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 218 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
September 30, 2014
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2014	2013	2014	2013
Core Funds From Operations (Core FFO)	$65,489	60,182	$195,493	180,294
Core FFO per share (diluted)	$0.71	0.65	$2.11	1.97
Funds From Operations (FFO)	$64,790	60,410	$196,145	180,406
FFO per share (diluted)	$0.70	0.65	$2.12	1.97
Diluted share and unit count
Weighted average diluted shares	92,556	92,186	92,267	91,361
Dividends paid per share and unit	$0.4700	0.4625	$1.4100	1.3875
Payout ratio of Core FFO per share (diluted)	66.2%	71.2%	66.8%	70.4%
Debt metrics (pro-rata; trailing four quarters)
Net debt to Core EBITDA			5.7x	5.7x
Fixed charge			2.5x	2.4x

	As of	As of	As of	As of
Capital Information	9/30/2014	12/31/2013	12/31/2012	12/31/2011
Market price per common share	$53.83	46.30	47.12	37.62
Market equity value of common and convertible shares	$5,027,602	4,282,702	4,267,736	3,389,525
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$2,548,437	2,388,837	2,539,314	2,592,870
Total market capitalization	$7,901,039	6,996,538	7,132,051	6,307,395
Total real estate at cost before depreciation	$4,640,872	4,385,380	4,352,839	4,488,794
Total assets at cost before depreciation	$5,037,660	4,758,390	4,636,207	4,778,690
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	93,244	92,333	90,395	89,922
Exchangeable units held by noncontrolling interests	154	166	177	177
Common shares and equivalents issued and outstanding	93,398	92,499	90,572	90,099

Summary Real Estate Information
September 30, 2014
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Number of shopping centers - All properties	326	328	332	328	333
Number of shopping centers - Operating properties	318	321	325	322	326
Number of shopping centers - Same properties	304	309	314	304	313
Number of projects in development	8	7	7	6	7

Gross Leasable Area (GLA) - All properties	38,272	38,456	38,619	37,980	38,287
GLA including retailer-owned stores - All properties	43,592	43,777	43,939	43,300	43,607
GLA - Operating properties	37,336	37,600	37,759	37,326	37,014
GLA - Same properties	35,523	35,928	36,164	35,072	35,838
GLA - Projects in development	936	856	860	655	1,274

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,436	28,536	28,480	27,853	27,916
GLA including retailer-owned stores - All properties	33,756	33,858	33,800	33,173	33,236
GLA - Operating properties	27,499	27,680	27,620	27,198	26,642
GLA - Same properties	25,712	26,033	26,050	25,109	25,631
Spaces ≥ 10,000 sf	15,682	15,900	15,930	15,359	15,622
Spaces < 10,000 sf	10,030	10,133	10,120	9,749	10,009
GLA - Projects in development	936	856	860	655	1,274

% leased - All properties	95.3%	95.0%	94.5%	94.8%	94.6%
% leased - Operating properties	95.9%	95.4%	95.0%	95.2%	95.0%
% leased - Same properties (1)	95.8%	95.3%	94.9%	95.2%	95.1%
Spaces ≥ 10,000 sf (1)	98.9%	98.5%	98.1%	98.5%	98.9%
Spaces < 10,000 sf (1)	91.1%	90.4%	89.8%	90.0%	89.1%
Average % leased - Same properties (1)	95.2%	95.0%	95.0%	94.8%	94.8%
% commenced - Same properties(1)(2)	93.8%	93.5%	93.0%	93.2%	93.2%

Same property NOI growth - YTD	3.8%	3.3%	3.0%	3.9%	4.3%
Same property NOI growth without termination fees - YTD	3.6%	3.3%	2.9%	4.0%	4.5%
Rental rate growth - YTD(3)	12.6%	13.0%	10.8%	5.9%	6.6%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	13.1%	13.6%	11.6%	7.1%	7.4%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Balance Sheets
September 30, 2014 and December 31, 2013
(in thousands)

	As of September 30, 2014				As of December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,026,561	(79,394)	1,112,374	5,059,541	$3,840,081	(48,992)	1,123,440	4,914,529
Properties in development	273,710	(2,737)	8,326	279,299	186,450	(6,702)	11,188	190,936
	4,300,271	(82,131)	1,120,700	5,338,840	4,026,531	(55,694)	1,134,628	5,105,465
Less: accumulated depreciation	909,572	(7,925)	297,820	1,199,467	844,873	(7,154)	273,831	1,111,550
	3,390,699	(74,206)	822,880	4,139,373	3,181,658	(48,540)	860,797	3,993,915
Operating properties held for sale	12,203		—	12,203	—		—	—
Investments in real estate partnerships	328,398	—	(328,398)	—	358,849	—	(358,849)	—
Net real estate investments	3,731,300	(74,206)	494,482	4,151,576	3,540,507	(48,540)	501,948	3,993,915
Cash and cash equivalents	110,047	(437)	10,218	119,828	90,204	(1,630)	9,804	98,378
Accounts receivable, net	25,719	(489)	7,558	32,788	26,319	(392)	6,884	32,811
Straight line rent receivables, net	54,947	(887)	12,995	67,055	50,612	(859)	12,542	62,295
Notes receivable	12,132	—	—	12,132	11,960	—	—	11,960
Deferred costs, net	72,559	(1,285)	14,290	85,564	69,963	(830)	15,227	84,360
Acquired lease intangible assets, net	52,240	(3,046)	12,503	61,697	44,805	(1,213)	14,606	58,198
Trading securities held in trust, at fair value	27,365	—	—	27,365	26,681	—	—	26,681
Other assets	41,779	(333)	7,017	48,463	52,465	(191)	6,732	59,006
Total assets	$4,128,088	(80,683)	559,063	4,606,468	$3,913,516	(53,655)	567,743	4,427,604
Liabilities and Equity
Liabilities:
Notes payable	$1,948,243	(47,283)	525,194	2,426,154	$1,779,697	(32,615)	534,140	2,281,222
Unsecured credit facilities	75,000	—	—	75,000	75,000	—	—	75,000
Total notes payable	2,023,243	(47,283)	525,194	2,501,154	1,854,697	(32,615)	534,140	2,356,222
Accounts payable and other liabilities	173,997	(1,177)	23,028	195,848	147,045	(1,474)	20,788	166,359
Acquired lease intangible liabilities, net	31,831	(1,125)	8,052	38,758	26,729	(202)	9,439	35,966
Tenants' security and escrow deposits	24,888	(255)	2,789	27,422	23,911	(158)	3,376	27,129
Total liabilities	2,253,959	(49,840)	559,063	2,763,182	2,052,382	(34,449)	567,743	2,585,676
Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	932	—	—	932	923	—	—	923
Additional paid in capital, net of treasury stock	2,465,293	—	—	2,465,293	2,409,751	—	—	2,409,751
Accumulated other comprehensive loss	(33,963)	—	—	(33,963)	(17,404)	—	—	(17,404)
Distributions in excess of net income	(912,041)	—	—	(912,041)	(874,916)	—	—	(874,916)
Total stockholders' equity	1,845,221	—	—	1,845,221	1,843,354	—	—	1,843,354
Noncontrolling Interests:
Exchangeable operating partnership units	(1,935)	—	—	(1,935)	(1,426)	—	—	(1,426)
Limited partners' interest	30,843	(30,843)	—	—	19,206	(19,206)	—	—
Total noncontrolling interests	28,908	(30,843)	—	(1,935)	17,780	(19,206)	—	(1,426)
Total equity	1,874,129	(30,843)	—	1,843,286	1,861,134	(19,206)	—	1,841,928
Total liabilities and equity	$4,128,088	(80,683)	559,063	4,606,468	$3,913,516	(53,655)	567,743	4,427,604

NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

Statements of Operations - Quarter Only
For the Periods Ended September 30, 2014 and 2013
(in thousands)

	For the Three Months Ended September 30, 2014				For the Three Months Ended September 30, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$96,154	(1,501)	23,005	117,658	$89,449	(787)	23,347	112,009
Recoveries from tenants	26,313	(338)	6,373	32,348	23,956	(201)	6,678	30,433
Straight line rent, net	1,662	4	310	1,976	1,238	(25)	368	1,581
Above/below market rent amortization, net	804	(3)	297	1,098	523	—	310	833
Percentage rent	371	—	111	482	415	—	130	545
Termination fees	709	—	8	717	63	—	23	86
Other income	1,765	(45)	499	2,219	2,100	(22)	494	2,572
Total real estate revenues	127,778	(1,883)	30,603	156,498	117,744	(1,035)	31,350	148,059
Real Estate Operating Expenses:
Operating and maintenance	16,742	(219)	4,226	20,749	16,343	(136)	4,304	20,511
Real estate taxes	15,056	(251)	3,606	18,411	13,747	(119)	3,801	17,429
Ground rent, net of above/below market amortization	1,183	(21)	40	1,202	903	—	26	929
Provision for doubtful accounts	679	(12)	234	901	280	(6)	61	335
Total real estate operating expenses	33,660	(503)	8,106	41,263	31,273	(261)	8,192	39,204
Net Operating Income	94,118	(1,380)	22,497	115,235	86,471	(774)	23,158	108,855
Fee Income:
Property management fees	3,202	—	—	3,202	3,327	—	—	3,327
Asset management fees	1,469	—	(235)	1,234	1,476	—	(238)	1,238
Leasing commissions and other fees	1,110	—	—	1,110	891	—	—	891
Total fee income	5,781	—	(235)	5,546	5,694	—	(238)	5,456
Interest Expense, net:
Gross interest expense	27,097	(569)	7,033	33,561	25,871	(221)	7,553	33,203
Derivative amortization	2,260	(40)	62	2,282	2,375	(4)	54	2,425
Debt cost and premium/discount amortization	311	101	187	599	723	(7)	185	901
Capitalized interest	(1,886)	—	—	(1,886)	(1,869)	—	—	(1,869)
Interest income	(221)	—	—	(221)	(350)	—	(1)	(351)
Total interest expense, net	27,561	(508)	7,282	34,335	26,750	(232)	7,791	34,309
General & Administrative, net:
Gross general & administrative	16,814	—	66	16,880	15,755	—	391	16,146
Stock-based compensation	2,976	—	—	2,976	3,687			3,687
Capitalized direct leasing compensation costs	(2,680)	—	—	(2,680)	(2,465)	—	—	(2,465)
Capitalized direct development compensation costs	(2,426)	—	—	(2,426)	(2,948)	—	—	(2,948)
Total general & administrative, net	14,684	—	66	14,750	14,029	—	391	14,420
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	36,417	(726)	10,034	45,725	33,450	(214)	10,340	43,576
Gain on sale of operating properties	(28,719)	—	(949)	(29,668)	(16,052)	—	(7,355)	(23,407)
Gain on sale of land	(19)	—	—	(19)	(56)	—	—	(56)
Preferred return on equity investment	—	—	—	—	—	—	(1,257)	(1,257)
Provision for impairment	—	—	2	2	6,000	—	—	6,000
Development and acquisition pursuit costs	1,050	—	1	1,051	307	—	58	365
Income tax expense	1,180	—	—	1,180	—	—	—	—
Loss from deferred compensation plan, net	19	—	—	19	9	—	—	9
Loss on early extinguishment of debt	—	—	1	1	—	—	(537)	(537)
Dividends from investments	(334)	—	—	(334)	—	—	—	—
Other expense	333	(4)	112	441	326	(1)	227	552
Total depreciation, transaction and other expense (income)	9,927	(730)	9,201	18,398	23,984	(215)	1,476	25,245
Equity in income of unconsolidated partnerships	5,713	—	(5,713)	—	13,262	—	(13,262)	—
Net Income	53,440	(142)	—	53,298	40,664	(327)	—	40,337

	For the Three Months Ended September 30, 2014				For the Three Months Ended September 30, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	90	—	—	90	73	—	—	73
Limited partners' interest in consolidated partnerships	142	(142)	—	—	327	(327)	—	—
Net income attributable to noncontrolling interests	232	(142)	—	90	400	(327)	—	73
Net Income Attributable to Controlling Interests	53,208	—	—	53,208	40,264	—	—	40,264
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$47,942	—	—	47,942	$34,998	—	—	34,998
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Statements of Operations - Year to Date
For the Periods Ended September 30, 2014 and 2013
(in thousands)

	For the Nine Months Ended September 30, 2014				For the Nine Months Ended September 30, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$283,992	(4,240)	68,970	348,722	$267,407	(2,284)	71,588	336,711
Recoveries from tenants	82,000	(1,138)	21,509	102,371	74,532	(632)	21,605	95,505
Straight line rent, net	4,724	(103)	800	5,421	3,850	(57)	1,039	4,832
Above/below market rent amortization, net	2,219	(92)	886	3,013	1,608	—	953	2,561
Percentage rent	2,301	—	1,318	3,619	2,261	—	1,270	3,531
Termination fees	1,193	—	24	1,217	279	—	194	473
Other income	6,951	(114)	1,505	8,342	7,839	(27)	1,399	9,211
Total real estate revenues	383,380	(5,687)	95,012	472,705	357,776	(3,000)	98,048	452,824
Real Estate Operating Expenses:
Operating and maintenance	54,667	(818)	14,681	68,530	50,715	(413)	14,153	64,455
Real estate taxes	44,710	(667)	11,104	55,147	41,690	(377)	11,798	53,111
Ground rent, net of above/below market amortization	3,304	(47)	112	3,369	2,722	—	58	2,780
Provision for doubtful accounts	1,538	(31)	490	1,997	1,310	(16)	349	1,643
Total real estate operating expenses	104,219	(1,563)	26,387	129,043	96,437	(806)	26,358	121,989
Net Operating Income	279,161	(4,124)	68,625	343,662	261,339	(2,194)	71,690	330,835
Fee Income:
Property management fees	9,812	—	—	9,812	10,550	—	—	10,550
Asset management fees	4,483	—	(724)	3,759	4,767	—	(712)	4,055
Leasing commissions and other fees	4,058	—	—	4,058	3,878	—	—	3,878
Total fee income	18,353	—	(724)	17,629	19,195	—	(712)	18,483
Interest Expense, net:
Gross interest expense	79,632	(1,292)	21,229	99,569	78,348	(648)	23,550	101,250
Derivative amortization	7,114	(125)	185	7,174	7,124	(12)	157	7,269
Debt cost and premium/discount amortization	1,454	230	560	2,244	2,166	(17)	559	2,708
Capitalized interest	(5,158)	—	—	(5,158)	(4,174)	—	—	(4,174)
Interest income	(901)	—	(4)	(905)	(1,101)	—	(2)	(1,103)
Total interest expense, net	82,141	(1,187)	21,970	102,924	82,363	(677)	24,264	105,950
General & Administrative, net:
Gross general & administrative	50,610	—	381	50,991	47,748	—	748	48,496
Stock-based compensation	8,920	—	—	8,920	10,794	—	—	10,794
Capitalized direct leasing compensation costs	(8,153)	—	—	(8,153)	(7,082)	—	—	(7,082)
Capitalized direct development compensation costs	(8,104)	—	—	(8,104)	(5,541)	—	—	(5,541)
Total general & administrative, net	43,273	—	381	43,654	45,919	—	748	46,667
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	110,345	(1,985)	31,939	140,299	98,620	(637)	31,912	129,895
Gain on sale of operating properties	(31,125)	—	(6,328)	(37,453)	(28,090)	—	(7,416)	(35,506)
Gain on sale of land	(19)	—	(3,328)	(3,347)	(1,146)	—	—	(1,146)
Preferred return on equity investment	—	—	—	—	—	—	(3,730)	(3,730)
Provision for impairment	225	—	426	651	6,000	—	—	6,000
Development and acquisition pursuit costs	2,757	—	5	2,762	1,589	—	2	1,591
Income tax expense	1,546	—	—	1,546	—	—	—	—
Loss from deferred compensation plan, net	29	—	—	29	26	—	—	26
Loss on early extinguishment of debt	2	—	40	42	—	—	(537)	(537)
Interest rate swap ineffectiveness	—	—	—	—	—	—	(21)	(21)
Dividends from investments	(334)	—	—	(334)	—	—	—	—
Other expense	1,368	(89)	443	1,722	1,135	(8)	606	1,733
Total depreciation, transaction and other expense (income)	84,794	(2,074)	23,197	105,917	78,134	(645)	20,816	98,305
Equity in income of unconsolidated partnerships	22,353	—	(22,353)	—	25,150	—	(25,150)	—
Net Income	109,659	(863)	—	108,796	99,268	(872)	—	98,396

	For the Nine Months Ended September 30, 2014				For the Nine Months Ended September 30, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	185	—	—	185	183	—	—	183
Limited partners' interest in consolidated partnerships	863	(863)	—	—	872	(872)	—	—
Net income attributable to noncontrolling interests	1,048	(863)	—	185	1,055	(872)	—	183
Net Income Attributable to Controlling Interests	108,611	—	—	108,611	98,213	—	—	98,213
Preferred stock dividends	15,797	—	—	15,797	15,797	—	—	15,797
Net Income Attributable to Common Stockholders	$92,814	—	—	92,814	$82,416	—	—	82,416
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

FFO and Core FFO Reconciliations - Quarter Only
For the Periods Ended September 30, 2014 and 2013
(in thousands, except share information)

		For the Three Months Ended September 30, 2014					For the Three Months Ended September 30, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				47,942	$				34,998
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		35,910	(719)	10,053	45,244		32,592	(214)	10,368	42,746
Provision for impairment		—	—	2	2		6,000	—	—	6,000
Gain on sale of operating properties, net of tax		(27,539)	—	(949)	(28,488)		(16,052)	—	(7,355)	(23,407)
Exchangeable operating partnership units		90	—	—	90		73	—	—	73
Funds From Operations	$				64,790	$				60,410

Reconciliation of FFO to Core FFO:
Funds From Operations	$				64,790	$				60,410
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		1,050	—	1	1,051		307	—	58	365
Gain on sale of land		(19)	—	—	(19)		(56)	—	—	(56)
Interest rate swap ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	1	1		—	—	(537)	(537)
Dividends from investments		(334)	—	—	(334)		—	—	—	—
Core Funds From Operations	$				65,489	$				60,182

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.52	$				0.38
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.39	(0.01)	0.11	0.49		0.35	—	0.11	0.46
Provision for impairment		—	—	—	—		0.07	—	—	0.07
Gain on sale of operating properties, net of tax		(0.30)	—	(0.01)	(0.31)		(0.18)	—	(0.08)	(0.26)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				0.70	$				0.65

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				0.70	$				0.65
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		0.01	—	—	0.01		—	—	—	—
Gain on sale of land		—	—	—	—		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Dividends from investments		—	—	—	—		—	—	—	—
Core Funds From Operations	$				0.71	$				0.65

FFO and Core FFO Reconciliations - Year to Date
For the Periods Ended September 30, 2014 and 2013
(in thousands, except share information)

		For the Nine Months Ended September 30, 2014					For the Nine Months Ended September 30, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				92,814	$				82,416
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		108,420	(1,985)	32,192	138,627		95,994	(637)	31,956	127,313
Provision for impairment		—	—	426	426		6,000	—	—	6,000
Gain on sale of operating properties, net of tax		(29,579)	—	(6,328)	(35,907)		(28,090)	—	(7,416)	(35,506)
Exchangeable operating partnership units		185	—	—	185		183	—	—	183
Funds From Operations	$				196,145	$				180,406

Reconciliation of FFO to Core FFO:
Funds From Operations	$				196,145	$				180,406
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		2,757	—	5	2,762		1,589	—	2	1,591
Gain on sale of land		(19)	—	(3,328)	(3,347)		(1,146)	—	—	(1,146)
Provision for impairment to land		225	—	—	225		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	(20)	(20)
Early extinguishment of debt		2	—	40	42		—	—	(537)	(537)
Dividends from investments		(334)	—	—	(334)		—	—	—	—
Core Funds From Operations	$				195,493	$				180,294

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				1.00	$				0.90
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		1.17	(0.02)	0.35	1.50		1.05	(0.01)	0.35	1.39
Provision for impairment		—	—	0.01	0.01		0.07	—	—	0.07
Gain on sale of operating properties, net of tax		(0.33)	—	(0.06)	(0.39)		(0.39)	—	—	(0.39)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				2.12	$				1.97

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				2.12	$				1.97
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		0.03	—	—	0.03		0.01	—	—	0.01
Gain on sale of land		—	—	(0.04)	(0.04)		(0.01)	—	—	(0.01)
Provision for impairment to land		—	—	—	—		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Dividends from investments		—	—	—	—		—	—	—	—
Core Funds From Operations	$				2.11					1.97

Additional Disclosures
For the Periods Ended September 30, 2014 and 2013
(in thousands)

Same Property NOI Detail	For the Three Months Ended September 30, 2014			For the Three Months Ended September 30, 2013			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$86,410	22,935	109,345	$83,754	22,096	105,850
Recoveries from tenants	23,923	6,372	30,295	22,537	6,389	28,926
Percentage rent	371	111	482	396	130	526
Termination fees	539	8	547	63	23	85
Other income	1,001	292	1,293	1,243	294	1,538
Total real estate revenues	112,244	29,718	141,962	107,994	28,931	136,925
Real Estate Operating Expenses:
Operating and maintenance	15,477	4,150	19,627	15,460	4,106	19,566
Real estate taxes	13,202	3,595	16,796	12,783	3,645	16,429
Ground lease payments	1,047	28	1,075	1,087	27	1,114
Provision for doubtful accounts	323	149	472	197	129	325
Total real estate operating expenses	30,050	7,921	37,970	29,527	7,907	37,435

Same Property NOI	$82,194	21,798	103,992	$78,466	21,024	99,490	4.5%

Same Property NOI without Termination Fees	81,655	21,790	103,445	78,404	21,001	99,405	4.1%

	For the Nine Months Ended September 30, 2014			For the Nine Months Ended September 30, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	257,523	68,032	325,556	250,116	66,243	316,359
Recoveries from tenants	75,210	21,252	96,462	70,139	20,131	90,270
Percentage rent	2,248	1,305	3,553	2,245	1,223	3,468
Termination fees	967	24	992	255	194	449
Other income	4,407	799	5,206	3,772	729	4,501
Total real estate revenues	340,355	91,413	431,768	326,527	88,520	415,047

Real Estate Operating Expenses:
Operating and maintenance	49,759	14,308	64,068	47,064	12,993	60,057
Real estate taxes	40,172	10,982	51,155	38,926	10,928	49,854
Ground lease payments	3,110	80	3,190	3,153	81	3,234
Provision for doubtful accounts	1,008	348	1,356	858	329	1,187
Total real estate operating expenses	94,050	25,719	119,769	90,001	24,330	114,332

Same Property NOI	$246,305	65,694	311,999	236,526	64,190	300,715	3.8%

Same Property NOI without Termination Fees	245,338	65,670	311,008	236,271	63,996	300,266	3.6%

Capital Expenditure Detail	For the Three Months Ended September 30, 2014			For the Three Months Ended September 30, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$2,682	668	3,350	$2,397	734	3,131
Tenant improvements and other landlord leasing costs	4,573	983	5,556	5,492	1,389	6,881
Building improvements	3,277	984	4,261	4,032	1,006	5,038
Total capital expenditures	$10,532	2,635	13,167	$11,921	3,129	15,050

	For the Nine Months Ended September 30, 2014			For the Nine Months Ended September 30, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$7,955	1,710	9,665	$7,499	2,506	10,005
Tenant improvements and other landlord leasing costs	12,504	3,454	15,958	13,823	3,644	17,467
Building improvements	6,073	2,015	8,088	6,792	2,285	9,077
Total capital expenditures	$26,532	7,179	33,711	$28,114	8,435	36,549

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended September 30, 2014 and 2013
(in thousands)

	Three Months Ended		Year to Date
	2014	2013	2014	2013
Revenues:
Minimum rent	$98,620	88,784	$290,935	261,935
Percentage rent	371	415	2,301	2,257
Recoveries from tenants and other income	28,787	25,425	90,144	79,615
Management, transaction, and other fees	5,781	5,694	18,353	19,195
Total revenues	133,559	120,318	401,733	363,002
Operating Expenses:
Depreciation and amortization	36,417	32,740	110,345	94,938
Operating and maintenance	18,149	16,778	58,152	51,400
General and administrative	14,463	15,001	43,883	47,942
Real estate taxes	14,832	13,351	44,529	40,332
Other operating expense	2,062	907	5,665	4,005
Total operating expenses	85,923	78,777	262,574	238,617
Other Expense (Income):
Interest expense, net of interest income	27,561	26,750	82,141	82,363
Provision for impairment	—	6,000	225	6,000
Net investment income	(94)	(963)	(915)	(1,998)
Total other expense	27,467	31,787	81,451	86,365
Income from continuing operations before equity in income of investments in real estate partnerships and income taxes	20,169	9,754	57,708	38,020
Equity in income of investments in real estate partnerships	5,713	13,262	22,353	25,150
Income from continuing operations	25,882	23,016	80,061	63,170
Discontinued Operations, net:
Operating income	—	1,540	—	6,863
Gain on sale of properties	—	16,052	—	27,462
Income from discontinued operations	—	17,592	—	34,325
Gain on sale of real estate, net of tax	27,558	56	29,598	1,773
Net income	53,440	40,664	109,659	99,268
Noncontrolling Interests:
Exchangeable operating partnership units	(90)	(73)	(185)	(183)
Limited partners' interests in consolidated partnerships	(142)	(327)	(863)	(872)
Net income attributable to noncontrolling interests	(232)	(400)	(1,048)	(1,055)
Net income attributable to controlling interests	53,208	40,264	108,611	98,213
Preferred stock dividends	(5,266)	(5,266)	(15,797)	(15,797)
Net income attributable to common stockholders	$47,942	34,998	$92,814	82,416
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
September 30, 2014 and December 31, 2013
(in thousands)

Total Debt Outstanding:	9/30/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$550,844	481,345
Unsecured debt offering fixed rate	1,397,399	1,298,352
Unsecured credit facilities variable rate	75,000	75,000
Total	$2,023,243	1,854,697

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2014	$1,970	—	—	1,970	—%
2015	6,618	75,937	350,000	432,555	5.3%
2016	6,135	41,442	—	47,577	5.7%
2017	5,399	116,098	400,000	521,497	5.9%
2018	4,453	57,358	—	61,811	6.2%
2019	3,443	106,000	75,000	184,443	7.8%
2020	3,292	79,268	150,000	232,560	6.2%
2021	3,112	—	250,000	253,112	4.8%
2022	3,084	5,848	—	8,932	7.7%
2023	1,727	120	—	1,847	5.8%
>10 years	11,433	10,088	250,000	271,521	4.0%
Unamortized debt (discount)/premium	—	8,019	(2,601)	5,418
	$50,666	500,178	1,472,399	2,023,243	5.5%

Percentage of Total Debt:	9/30/2014	12/31/2013
Fixed	96.3%	96.0%
Variable	3.7%	4.0%
Current Weighted Average Interest Rates:(2)
Fixed	5.3%	5.5%
Variable	1.3%	1.6%
Effective Interest Rate	5.1%	5.4%

Average Years to Maturity:
Fixed	4.4	3.9
Variable	4.7	3.0

(1) Includes unsecured public debt, unsecured credit facilities.
(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
September 30, 2014 and December 31, 2013
(in thousands)
Lender	Collateral	Rate		Maturity	9/30/2014	12/31/2013
Fixed Rate Mortgage Loans
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%		07/01/14	$—	6,769
Aid Association of Lutherans	Murrayhill Marketplace	5.220%		01/01/15	—	7,013
United of Omaha Life Insurance Company	Fleming Island	7.400%		02/05/15	153	417
Escrow Bank, USA	Twin City Plaza	5.650%		04/06/15	39,938	40,493
Wells Fargo	Fairfield Center	5.229%		06/01/15	20,250	—
Principal Commercial Funding	Sandy Springs	5.360%		06/05/15	16,154	16,371
Municipal Tax Bonds Payable	Friars Mission Center	7.600%		09/02/15	272	272
Wells Fargo	Black Rock Shopping Center	5.365%		03/01/16	20,196	—
Midland Loan Services	Hilltop Village	5.570%		04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.150%		08/11/16	15,150	15,524
Wells Fargo	Brick Walk V	6.068%		03/01/17	9,700	—
Jefferson Pilot	Peartree Village	8.400%		06/01/17	7,614	8,043
Allianz Life Insurance Company	4S Commons Town Center	6.000%		06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%		07/01/17	11,354	11,482
Metropolitan Life Insurance Company	Corkscrew Village	6.170%		08/01/17	7,991	8,187
Wells Fargo	Brick Walk II	5.950%		09/01/17	6,936	—
Wells Fargo	Brick Walk	5.926%		09/01/17	15,262	—
TIAA-CRER	Westchase	5.520%		07/10/18	7,316	7,529
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%		12/01/18	16,635	16,796
Guardian Life Insurance Company	El Cerrito Plaza	6.380%		12/01/18	38,863	39,355
Allianz Life Insurance Company	Tassajara Crossing	7.750%		07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%		07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%		07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.750%		07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%		07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%		07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%		07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%		07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.450%		04/01/20	5,073	5,211
PNC Bank	Fellsway Plaza	3.696%	(1)	10/16/20	29,125	28,100
John Hancock Life Insurance Company	Kirkwood Commons	7.680%		10/01/22	11,159	11,510
State Farm Life Insurance Company	Tech Ridge Center	5.830%		06/01/23	9,862	10,497
Great-West Life & Annuity Insurance Co	Erwin Square	3.780%		09/01/24	10,000	—
Prudential Insurance Co of America	Seminole Shoppes	3.410%		10/05/24	10,000	9,000
NYLIM Real Estate Group	Oak Shade Town Center	6.050%		05/10/28	9,808	10,147
City of Rollingwood	Shops at Mira Vista	8.000%		03/01/32	259	—
Unamortized premiums on assumed debt of acquired properties					8,019	4,874
Total Fixed Rate Mortgage Loans					550,844	481,345

Summary of Consolidated Debt
September 30, 2014 and December 31, 2013
(in thousands)
Lender	Collateral	Rate		Maturity	9/30/2014	12/31/2013

Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%		04/15/14	—	150,000
Debt Offering (7/18/05)	Unsecured	5.250%		08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.875%		06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.000%		06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.800%		04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.750%		06/15/24	250,000	—
Unamortized debt discount					(2,601)	(1,648)
Total Fixed Rate Unsecured Debt, Net of Discounts					1,397,399	1,298,352

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	(2)	09/04/16	—	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 1.15%	(3)	06/27/19	75,000	75,000
Total Variable Rate Unsecured Debt					75,000	75,000
Total					$2,023,243	1,854,697

(1) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on this debt at 3.696% through maturity.
(2) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(3)Rate does not include an annual unused fee of 0.20% payable on undrawn balance.

Summary of Unsecured Debt Covenants and Leverage Ratios
September 30, 2014

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	09/13/12	09/04/16	LIBOR + 1.175%	$—
$165 Million Term Loan (2)	06/27/14	06/27/19	LIBOR + 1.15%	$75,000
Unsecured Public Debt:	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000

Unsecured Public Debt Covenants:	Required	6/30/14	3/31/14	12/31/13	9/30/13
Fair Market Value Calculation Method Covenants (3)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	34%	34%	33%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	9%	10%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.6	3.5	3.5	3.4
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	313%	317%	334%	328%
Historical Cost Basis Covenants (3)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	42%	41%	39%	40%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	11%	12%	10%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.6	3.5	3.5	3.4
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	260%	263%	277%	272%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(2) Rate applies to drawn balance only. Additional unused fee of 0.20% applies to the undrawn balance.
(3)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Ratios:	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Consolidated Only
Net debt to total market capitalization	26.3%	26.6%	27.9%	27.7%	27.2%
Net debt to real estate assets, before depreciation	41.2%	43.6%	43.3%	41.1%	42.5%
Net debt to total assets, before depreciation	38.8%	40.6%	40.3%	37.8%	38.5%
Net debt + preferred to total assets, before depreciation	45.4%	47.2%	47.0%	44.8%	45.5%
Net debt to Core EBITDA - TTM	4.8x	5.0x	5.0x	4.6x	4.8x
Fixed charge coverage	3.0x	2.9x	2.9x	2.9x	2.9x
Fixed charge coverage excluding preferreds	3.4x	3.3x	3.3x	3.2x	3.2x
Interest coverage	3.8x	3.8x	3.7x	3.7x	3.6x
Unsecured assets to total real estate assets	76.0%	75.6%	74.9%	77.3%	77.2%
Unsecured NOI to total NOI - TTM	77.3%	78.0%	78.9%	79.4%	79.9%
Unencumbered assets to unsecured debt	221%	232%	217%	224%	217%
Total Pro-Rata Share
Net debt to total market capitalization	30.9%	31.0%	32.6%	33.0%	32.8%
Net debt to real estate assets, before depreciation	44.7%	46.5%	46.4%	44.4%	45.3%
Net debt to total assets, before depreciation	42.0%	43.6%	43.5%	41.6%	42.5%
Net debt + preferred to total assets, before depreciation	47.7%	49.3%	49.3%	47.6%	48.4%
Net debt to Core EBITDA - TTM	5.7x	6.0x	6.0x	5.6x	5.7x
Fixed charge coverage	2.5x	2.5x	2.5x	2.4x	2.4x
Fixed charge coverage excluding preferreds	2.7x	2.7x	2.7x	2.6x	2.6x
Interest coverage	3.2x	3.1x	3.1x	3.0x	3.0x

Summary of Unconsolidated Debt
September 30, 2014 and December 31, 2013
(in thousands)

Total Debt Outstanding:	9/30/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$1,486,532	1,505,883
Unsecured credit facilities variable rate	11,460	14,060
Total	$1,497,992	1,519,943

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2014	$4,982	—	11,460	16,442	4,123
2015	19,960	99,750	—	119,710	42,895	5.2%
2016	17,138	305,064	—	322,202	113,152	6.0%
2017	17,517	77,385	—	94,902	21,922	6.6%
2018	18,888	37,000	—	55,888	15,723	5.9%
2019	18,721	65,939	—	84,660	21,932	7.4%
2020	15,436	250,632	—	266,068	97,124	5.6%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	156,202	—	163,441	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
>10 Years	117	26,681	—	26,798	10,124	4.1%
Net unamortized debt premium / (discount)	—	(1,304)	—	(1,304)	(634)
	$132,643	1,353,889	11,460	1,497,992	525,194	5.4%

Percentage of Total Debt:	9/30/2014	12/31/2013
Fixed	99.2%	99.1%
Variable	0.8%	0.9%
Current Average Interest Rates: (1)
Fixed	5.4%	5.4%
Variable	2.0%	2.0%
Effective Interest Rate	5.4%	5.4%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.1	5.6
Variable	0.2	0.9

Summary of Preferred Stock
September 30, 2014
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
Weighted Average/Totals	6.481%			$325,000	$11,098

Property Transactions
September 30, 2014
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Cap Rate	Anchor(s)
Feb-14	Shops at Mira Vista		Austin, TX	68	$22,500	$22,500	5.2%	Trader Joe's
Mar-14	Fairfield Portfolio	Kleban (80%)	Bridgeport, CT		149,344	119,475	5.3%
	- Black Rock Shopping Center			99				Gap, Old Navy
	- Brick Walk			123				Morgan Stanley, Fidelity Investments, CitiBank, Jos. A. Bank
	- Fairfield Center			93				Merrill Lynch, Banana Republic
Jul-14	Clybourn Commons		Chicago, IL	32	19,000	19,000	5.6%	Petco
	Total Acquisitions			415	$190,844	$160,975	5.3%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor
Feb-14	White Oak		Dover, DE	11	$3,967	$3,967	8.6%	Rite Aid
Apr-14	Dickson TN		Nashville, TN	11	2,400	2,400	9.3%	Eckerd
May-14	Five Points Plaza	CalSTRS (25%)	Miami, FL	39	9,500	2,375	5.1%	Publix
May-14	Tyson's CVS	J.Donegan Co. (50%)	Washington, DC	13	24,700	12,350	5.0%	CVS
Jun-14	Speedway Plaza	Oregon (20%)	Boston, MA	184	18,727	3,746	8.2%	Stop & Shop
Jun-14	Lorton Town Center	Oregon (20%)	Washington, DC	52	13,800	2,760	8.8%	ReMax
Jul-14	Racine Centre	GRI (40%)	Milwaukee, WI	136	9,280	3,712	9.7%	Piggly Wiggly
Aug-14	Middle Creek Commons		Raleigh, NC	74	16,250	16,250	6.9%	Lowes Food
Aug-14	Kings Crossing Sun City		Tampa, FL	75	14,000	14,000	6.2%	Publix
Sep-14	Lebanon Center		Nashville, TN	64	10,900	10,900	6.0%	Publix
Sep-14	East Towne Center		Orlando, FL	70	14,275	14,275	5.9%	Publix
	Total Dispositions			729	$137,799	$86,735	6.6%

Summary of Development, Redevelopment and Land Held
September 30, 2014

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Belmont Shopping Center	Washington, DC	Whole Foods Market	Aug-15	$28,139	20%	8.5%	8.5%	91	72%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,113	61%	8.3%	7.5%	50	73%
CityLine Market	Dallas, TX	Whole Foods Market	Feb-16	$26,606	22%	8.0%	7.3%	80	56%
Fountain Square	Miami, FL	Publix	Dec-14	$55,135	63%	7.5%	7.5%	177	77%
Glen Gate	Chicago, IL	Mariano's Fresh Market	Oct-14	$29,390	73%	8.5%	8.5%	103	87%
Persimmon Place	San Francisco, CA	Whole Foods Market	May-15	$59,976	41%	7.8%	7.8%	153	70%
Shops on Main (3)	Chicago, IL	Whole Foods Market	Mar-14	$37,867	83%	7.0%	7.0%	214	97%
Willow Oaks Crossing	Charlotte, NC	Publix	Sep-15	$12,563	29%	8.5%	8.5%	69	71%
Total Projects in Development	8			$264,788	52%	7.8%	7.7% (2)	936	79%

Development Completions:
Juanita Tate Marketplace	Los Angeles, CA	Northgate Market	Apr-14	$17,289	95%	9.6%	9.6%	77	100%
Shops at Erwin Mill (4)	Raleigh-Durham, NC	Harris Teeter	Nov-13	$14,530	90%	9.8%	9.8%	87	95%
Total Development Completions	2			$31,819	92%	9.7%	9.7%	164	98%

Redevelopment and Renovations:				Incremental Costs (5)	% of Costs Incurred	Incremental Yield
Various Properties	18			$83,446	34%	8% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	7			$20,092

Notes:
New starts for the quarter are in bold and italicized.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.2% for Projects in Development and 9.0% for Development Completions.

(3) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $23,252 at an incremental stabilized yield of 11.5%.
(4) All data for Shops at Erwin Mill is presented at 100%. Regency’s ownership interest is 55%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
September 30, 2014
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 9/30/2014		Equity Pick-up
State of Oregon
(JV-C, JV-C2)	23	2,638	$456,102	$247,468	20.00%	$49,494	$19,282		$1,208
(JV-CCV)	1	555	100,726	60,000	30.00%	18,000	11,873		448
	24	3,193	556,828	307,468
GRI
(JV-GRI)	74	9,553	1,837,948	973,129	40.00%	389,252	241,432		9,483
CalSTRS
(JV-RC)	7	730	150,404	80,738	25.00%	20,185	13,550		857
Regency Retail Partners
(JV-RRP) (1)	—	—	964	—	20.00%	—	115		16
USAA
(JV-USA)	8	806	116,739	66,901	20.01%	13,384	976		420
Publix
(JV-O)	6	558	69,921	—	50.00%	—	34,462		1,731
H.E.B.
(JV-O)	1	137	16,797	25,256	50.00%	12,628	—	(2)	3,639
Individual Investors
(JV-O) (3)	1	132	66,723	44,500	50.00%	22,251	6,708		4,554

	121	15,109	$2,816,324	$1,497,992		$525,194	$328,398		$22,353

(1) On August 13, 2013, Regency Retail Partners, LP (the "Fund") sold 100% of its entire portfolio of shopping centers to a third party. The Fund will be dissolved following final distributions.
(2) Regency's Investment with H.E.B. is negative as we have received greater than 100% return of our original investment, and therefore have included it within Accounts Payable and Other Liabilities within the Consolidated Balance Sheets.

(3) Includes one operating property and one land parcel held for future development.

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2014
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2014	289	951	$22.00	12.0%	5.9	$2.43	255	865	12.3%
2nd Quarter 2014	318	1,355	17.08	14.2%	6.3	1.56	278	1,254	14.8%
1st Quarter 2014	205	778	19.72	10.8%	8.0	1.36	182	733	11.6%
4th Quarter 2013	358	1,168	20.15	4.5%	5.8	1.70	307	1,034	6.5%
Total - 12 months	1,170	4,252	$19.46	10.1%	6.4	$1.76	1,022	3,886	11.1%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2014	85	200	$29.02	17.9%	8.1	$11.56	51	114	22.8%
2nd Quarter 2014	82	294	21.16	39.2%	11.3	4.96	42	193	61.2%
1st Quarter 2014	57	250	15.44	16.5%	12.4	2.43	34	205	21.7%
4th Quarter 2013	118	329	19.87	1.4%	7.4	4.76	67	195	10.7%
Total - 12 months	342	1,073	$20.77	17.9%	9.9	$5.43	194	707	28.3%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2014	204	751	$20.23	9.9%	5.4	$0.13	204	751	9.9%
2nd Quarter 2014	236	1,061	15.82	6.3%	4.6	0.40	236	1,061	6.3%
1st Quarter 2014	148	528	22.19	8.7%	5.5	0.73	148	528	8.7%
4th Quarter 2013	240	839	20.26	5.6%	5.3	0.59	240	839	5.6%
Total - 12 months	828	3,179	$19.01	7.4%	5.1	$0.44	828	3,179	7.4%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2014	336	1,185	$20.52	6.2	$2.61
2nd Quarter 2014	366	1,496	17.76	6.4	2.46
1st Quarter 2014	252	987	19.12	9.1	1.72
4th Quarter 2013	425	1,381	20.42	6.0	2.48
Total - 12 months	1,379	5,049	$19.39	6.7	$2.36
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2014
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	90.6%	$1,736	0.3%	$13.14
Arizona	3	296	1.0%	95.6%	3,976	0.8%	14.08
California	64	6,691	23.5%	95.9%	151,967	30.1%	23.46
Colorado	20	1,582	5.6%	91.3%	20,142	4.0%	13.90
Connecticut	4	389	1.4%	97.9%	12,745	2.5%	33.35
Delaware	2	258	0.9%	93.0%	3,490	0.7%	14.54
District of Columbia	2	12	0.0%	96.2%	752	0.1%	62.86
Florida	46	4,268	15.0%	92.9%	58,229	11.5%	14.54
Georgia	16	1,408	4.9%	94.7%	24,530	4.9%	18.02
Illinois	14	1,287	4.5%	96.4%	20,793	4.1%	16.60
Indiana	6	324	1.1%	94.2%	4,922	1.0%	15.97
Kentucky	1	27	0.1%	100.0%	536	0.1%	17.77
Maryland	14	644	2.3%	95.3%	12,642	2.5%	20.48
Massachusetts	3	510	1.8%	92.3%	9,283	1.8%	19.58
Michigan	2	118	0.4%	96.4%	1,029	0.2%	9.02
Minnesota	5	207	0.7%	99.2%	2,992	0.6%	14.59
Missouri	4	408	1.4%	100.0%	4,236	0.8%	10.37
New Jersey	2	63	0.2%	94.5%	1,018	0.2%	17.08
New York	1	57	0.2%	100.0%	1,769	0.4%	31.28
North Carolina	18	1,278	4.5%	95.6%	20,695	4.1%	16.86
Ohio	9	1,303	4.6%	98.9%	14,860	2.9%	11.31
Oregon	8	654	2.3%	96.1%	11,697	2.3%	18.47
Pennsylvania	10	590	2.1%	95.5%	13,055	2.6%	22.24
South Carolina	4	147	0.5%	100.0%	2,103	0.4%	14.26
Tennessee	3	317	1.1%	96.1%	4,605	0.9%	14.92
Texas	28	2,898	10.2%	95.7%	49,980	9.9%	17.88
Virginia	25	1,746	6.1%	96.4%	33,819	6.7%	19.68
Washington	9	754	2.7%	99.0%	16,677	3.3%	22.36
Wisconsin	1	53	0.2%	92.8%	396	0.1%	8.00
Total All Properties	326	28,436	100.0%	95.3%	$504,676	100.0%	$18.42

(1) Includes leases that are executed but have not commenced.

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft

Shoppes at Fairhope Village			AL	Mobile	85	85	87.5%		—	54	Publix	$14.78
Valleydale Village Shop Center	O	50%	AL	Birmingham-Hoover	118	59	95.0%		—	44	Publix	$11.04
			AL		203	144	90.6%	90.6%	—	99
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	92.2%		—	55	Safeway	$13.74
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	99.3%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.49
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	72.4%		—	—	—	$10.64
			AZ		382	296	95.6%	95.6%	—	55
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	97.6%		—	68	Ralphs, Jimbo's...Naturally!	$30.07
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$27.51
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	88.2%		—	46	Bel Air Market	$17.72
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.12
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$22.30
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	98.9%		—	34	Safeway	$24.41
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	97.2%		—	25	Sprout's Markets, Target	$16.84
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	94.3%		—	14	Fresh & Easy, Orchard Supply Hardware	$20.54
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.53
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.5%		—	40	Bristol Farms	$34.46
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$35.57
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.43
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	99.5%		—	36	Von's Food & Drug	$25.16
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	94.9%		67	78	(Lucky's), Trader Joe's	$27.40
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	93.5%		—	42	Von's Food & Drug	$16.45
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	95.3%		—	23	Safeway	$24.57

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.7%		—	35	Albertsons	$26.20
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	91.7%		—	55	Safeway	$19.38
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.6%		—	44	Stater Bros.	$24.13
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.90
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.4%		—	38	Gelson's Markets	$18.12
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.92
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$21.39
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	97.5%		—	52	Ralphs	$23.21
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	95.6%		—	44	Ralphs	$31.04
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	90.1%		236	94	(Home Depot), (WinCo), Toys R Us	$17.79
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.48
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	100.0%		—	43	Northgate Market	$23.44
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.41
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	77.5%		53	53	(Safeway)	$19.21
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.81
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.90
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$21.05
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.27
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$21.23
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	94.7%		—	44	Albertsons	$16.85
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	100.0%		—	40	Safeway	$19.94

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	70.5%		—	40	Whole Foods, Nordstrom Rack	$26.28
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$23.30
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.68
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	93.8%		—	50	Von's Food & Drug	$19.28
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	97.0%		—	10	Trader Joe's	$30.90
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	91.4%		—	40	Von's Food & Drug	$20.64
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.09
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$32.23
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	96.7%		—	48	Von's Food & Drug	$23.31
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$36.84
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.8%		—	32	Nob Hill	$16.18
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	96.9%		—	53	Safeway	$16.64
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.5%		—	34	Safeway	$19.13
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$22.02
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	96.6%		—	41	Ralphs	$16.74
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	98.9%		—	45	Albertsons, Target	$17.65
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	90.0%		—	52	Ralphs, Trader Joe's	$33.28
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.17
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	92.8%		—	43	Von's Food & Drug	$19.90
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.14

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	199	199	93.6%		—	72	Von's Food & Drug and Sprouts	$15.70
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.50
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.77
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	96.2%		—	17	Sports Basement, Fresh & Easy	$35.77
			CA		8,463	6,691	95.9%	96.5%	1,154	2,561
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	88.7%		—	71	King Soopers, Wal-Mart	$10.50
Arapahoe Village	GRI	40%	CO	Boulder	159	64	93.0%		—	44	Safeway	$16.27
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.53
Boulevard Center			CO	Denver-Aurora	79	79	92.7%		53	53	(Safeway)	$25.64
Buckley Square			CO	Denver-Aurora	116	116	96.4%		—	62	King Soopers	$9.37
Centerplace of Greeley III Phase I			CO	Greeley	119	119	96.4%		—	—	Sports Authority	$13.90
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	98.3%		—	72	King Soopers	$9.05
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$25.31
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$20.85
Hilltop Village			CO	Denver-Aurora	100	100	89.8%		—	66	King Soopers	$8.58
Kent Place			CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.18
Littleton Square			CO	Denver-Aurora	99	99	96.4%		—	78	King Soopers	$8.46
Lloyd King Center			CO	Denver-Aurora	83	83	98.3%		—	61	King Soopers	$11.61
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$27.35
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.43
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	98.0%		—	55	King Soopers	$9.98
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$26.25
South Lowry Square			CO	Denver-Aurora	120	120	40.5%		—	—	—	$15.15
Stroh Ranch			CO	Denver-Aurora	93	93	95.3%		—	70	King Soopers	$11.76
Woodmen Plaza			CO	Colorado Springs	116	116	95.9%		—	70	King Soopers	$12.80
			CO		2,128	1,582	91.3%	91.3%	403	1,149
Black Rock			CT	Bridgeport-Stamford-Norwalk	98	98	100.0%		—	—	—	$16.83
Brick Walk			CT	Bridgeport-Stamford-Norwalk	123	123	94.8%		—	—	—	$15.69
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	99.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.20
Fairfield Center			CT	Bridgeport-Stamford-Norwalk	93	93	98.2%		—	—	—	$18.06

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
			CT		501	389	97.9%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.07
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	92.9%		—	—	—	$86.37
			DC		40	12	96.2%	96.2%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	93.3%		—	49	Acme Markets, K-Mart	$13.62
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	90.1%		—	—	—	$22.77
			DE		298	258	93.0%	93.0%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	93.7%		—	49	Publix	$12.13
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$19.44
Berkshire Commons			FL	Naples-Marco Island	110	110	96.8%		—	66	Publix	$13.48
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.3%		—	40	Publix, Wal-Mart, Bealls	$9.34
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	106	106	93.8%		—	46	Publix	$15.34
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	73.3%		—	20	The Fresh Market	$22.43
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$43.70
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.70
Carriage Gate			FL	Tallahassee	74	74	80.1%		—	13	Trader Joe's	$20.46
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	93.6%		—	54	Publix	$23.20
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	94.3%		—	51	Publix	$12.98
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
Fleming Island			FL	Jacksonville	132	132	98.2%		130	48	Publix, (Target)	$14.30
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	77.1%		140	46	Publix	$22.03

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.6%		—	42	Publix	$15.82
Grande Oak			FL	Cape Coral-Fort Myers	79	79	96.7%		—	54	Publix	$14.45
Hibernia Pavilion			FL	Jacksonville	51	51	84.4%		—	39	Publix	$15.49
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	96.3%		—	45	Publix	$13.31
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.90
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.31
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	83.5%		—	—	LA Fitness	$17.93
Millhopper Shopping Center			FL	Gainesville	76	76	96.7%		—	46	Publix	$15.82
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	88.0%		—	51	Publix	$14.84
Newberry Square			FL	Gainesville	181	181	82.2%		—	40	Publix, K-Mart	$6.98
Nocatee Town Center			FL	Jacksonville	79	79	96.0%		—	54	Publix	$14.73
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.44
Oakleaf Commons			FL	Jacksonville	74	74	92.4%		—	46	Publix	$13.63
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.05
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.75
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.06
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.97
Plantation Plaza	C	20%	FL	Jacksonville	78	16	89.7%		—	45	Publix	$15.38
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.3%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.30
Seminole Shoppes			FL	Jacksonville	77	77	98.2%		—	54	Publix	$21.49
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$16.66
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	98.1%		97	45	Publix, (Kohl's)	$17.51
Shops at John's Creek			FL	Jacksonville	15	15	91.6%		—	—	—	$19.02
Starke			FL	Other	13	13	100.0%		—	—	—	$24.65

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$4.65
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.02
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	92.8%		—	36	Publix	$17.49
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.50
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.24
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$14.58
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$18.15
			FL		4,707	4,268	92.9%	93.8%	737	1,772
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$19.86
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.63
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$15.07
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	86.0%		—	25	The Fresh Market	$22.31
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	98.4%		—	—	—	$16.69
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.93
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$14.71
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	90.0%		—	45	Publix	$14.46
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	98.3%		—	44	Publix	$17.17
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	93.4%		—	18	The Fresh Market	$17.84
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	100.0%		—	31	Publix	$18.88
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	64.3%		—	—	—	$32.32
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	100	100	100.0%		—	—	—	$26.96
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$12.42

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	91.6%		—	63	Kroger	$12.35
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	97.3%		—	12	Trader Joe's	$20.15
			GA		1,476	1,408	94.7%	94.7%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.97
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$34.12
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	96.7%		—	72	—	$13.30
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	87.4%		—	76	Mariano's Fresh Market	$25.86
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	96.6%		—	12	Trader Joe's	$22.37
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	93.9%		—	70	Whole Foods	$13.43
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.22
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	94.1%		—	74	Mariano's Fresh Market	$15.13
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	97.5%		—	51	Mariano's Fresh Market	$19.46
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.29
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$13.58
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	88.1%		—	63	Jewel-Osco	$11.89
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	99.3%		—	51	Mariano's Fresh Market	$16.78
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	99.2%		—	60	Whole Foods, Lowe's	$16.50
			IL		1,987	1,287	96.4%	97.1%	—	683
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.72
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$22.29
Greenwood Springs			IN	Indianapolis	28	28	90.0%		266	50	(Gander Mountain), (Wal-Mart)	$15.67
Shops on Main			IN	Chicago-Naperville-Joliet	214	214	96.9%		—	40	Whole Foods, Gordmans	$14.48
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	82.4%		64	64	(Kroger)	$16.97

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.0%		—	12	Trader Joe's	$23.95
			IN		407	324	94.2%	88.8%	634	166
Walton Towne Center			KY	Cincinnati-Middletown	27	27	100.0%		116	116	(Kroger)	$17.77
			KY		27	27	100.0%	100.0%	116	116
Fellsway Plaza			MA	Boston-Cambridge-Quincy	149	149	89.3%		—	61	Stop & Shop	$19.20
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.9%		—	11	Trader Joe's	$28.21
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	94.4%		—	63	Shaw's, Marshall's	$17.03
			MA		510	510	92.3%	93.6%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$19.91
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$34.42
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	73.5%		49	—	Sears, (Toys "R" Us)	$9.71
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	98.6%		—	70	Shoppers Food Warehouse	$17.15
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	93.3%		—	10	Trader Joe's	$37.07
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	88.8%		—	—	—	$35.54
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	92.2%		—	54	Safeway	$24.61
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.54
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	93.8%		—	44	Shoppers Food Warehouse	$17.70
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	97.6%		—	64	Shoppers Food Warehouse	$11.59
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	TJ Maxx	$15.14
Village at Lee Airpark			MD	Baltimore-Towson	113	113	95.0%		75	63	Giant Food, (Sunrise)	$27.51
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	100.0%		—	—	LA Fitness	$23.17
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	96.9%		—	—	—	$27.92
			MD		1,604	644	95.3%	95.3%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$6.78
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.93
			MI		118	118	96.4%	96.4%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.26

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.96
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.83
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	100.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.04
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.50
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.7%		—	44	Lund's	$21.39
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	99.4%		—	—	Kohl's	$11.78
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.15
			MN		674	207	99.2%	99.2%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	556	167	98.6%		—	87	Harris Teeter, The Fresh Market	$18.99
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	94.4%		—	14	The Fresh Market	$18.07
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$15.66
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.50
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.65
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.65
Holly Park			NC	Raleigh-Cary	160	160	99.3%		—	12	Trader Joe's	$14.42
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.75
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	83.9%		—	56	Kroger	$14.37
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	100.0%		—	—	Dean & Deluca	$32.08
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$17.37
Shops at Erwin Mill (fka Erwin Square)			NC	Durham-Chapel Hill	87	87	95.4%		—	53	Harris Teeter	$16.52
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	96.1%		—	19	Trader Joe's	$16.72
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$16.61
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	100.0%		—	24	The Fresh Market	$16.72
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.66
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	71.4%		—	49	Publix	$14.25
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	92.8%		—	41	Food Lion	$11.67
			NC		2,167	1,278	95.6%	97.0%	—	727

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	98.1%		—	60	Shop Rite	$22.13
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	87.5%		—	34	Acme Markets	$6.18
			NJ		158	63	94.5%	94.5%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$31.28
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	100.0%		—	66	Kroger	$10.83
East Pointe			OH	Columbus	104	104	100.0%		—	59	Kroger	$9.24
Hyde Park			OH	Cincinnati-Middletown	397	397	98.1%		—	169	Kroger, Remke Markets	$14.82
Kroger New Albany Center			OH	Columbus	93	93	100.0%		—	65	Kroger	$11.35
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.04
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.39
Regency Commons			OH	Cincinnati-Middletown	31	31	94.5%		—	—	—	$21.40
Westchester Plaza			OH	Cincinnati-Middletown	88	88	96.9%		—	67	Kroger	$9.36
Windmiller Plaza Phase I			OH	Columbus	146	146	98.6%		—	101	Kroger	$8.94
			OH		1,303	1,303	98.9%	98.9%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$19.60
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	91.5%		—	38	Whole Foods	$11.66
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	97.6%		—	41	Safeway	$15.67
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.09
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	97.1%		—	55	Safeway	$10.87
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	93.3%		—	—	—	$25.27
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.39
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	85.8%		—	—	Bed Bath and Beyond	$18.87
			OR		710	654	96.1%	96.1%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.38

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	77.3%		—	—	Ross Dress for Less	$19.37
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$26.49
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.45
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$21.55
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	87.7%		—	56	Acme Markets	$17.28
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.6%		—	73	Valley Farm Market	$7.53
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	98.0%		—	51	Giant Food	$19.17
			PA		987	590	95.5%	95.5%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.61
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$14.79
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.20
			SC		236	147	100.0%	100.0%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.21
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.62
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.10
			TN		317	317	96.1%	96.1%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	98.8%		—	68	Kroger	$18.89
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.47
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	56.5%		—	40	Whole Foods	$18.70
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	98.4%		—	63	Kroger	$16.76
Hancock			TX	Austin-Round Rock	410	410	98.2%		—	90	H.E.B., Sears	$14.43

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$25.18
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	O	50%	TX	Houston-Baytown-Sugar Land	137	68	98.9%		—	79	H.E.B.	$21.73
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.8%		—	64	Tom Thumb	$14.71
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	94.7%		63	63	(Wal-Mart)	$22.82
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.58
Market at Round Rock			TX	Austin-Round Rock	123	123	88.3%		—	30	Sprout's Markets	$18.39
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.7%		—	49	Tom Thumb	$17.26
North Hills			TX	Austin-Round Rock	144	144	96.6%		—	60	H.E.B.	$21.05
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$18.21
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.56
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$29.71
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.6%		—	61	Kroger	$14.28
Shops at Mira Vista			TX	Austin-Round Rock	68	68	97.8%		—	15	Trader Joe's	$19.65
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	79.4%		62	62	(Kroger)	$20.98
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	260	260	95.5%		—	101	Kroger, Academy Sports	$11.62
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.18
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	99.1%		—	65	Kroger	$16.52
Tech Ridge Center			TX	Austin-Round Rock	187	187	95.4%		—	84	H.E.B.	$20.71
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	Berings	$16.54
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$17.60
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	99.0%		127	—	(Target)	$18.05
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	91.4%		—	45	Whole Foods	$26.14

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
			TX		3,623	2,898	95.7%	96.8%	333	1,544
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.22
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$15.03
Belmont Shopping Center			VA	Washington-Arlington-Alexandria	91	91	72.1%		—	40	Whole Foods	$24.04
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	100.0%		—	58	Safeway	$20.41
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.68
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.21
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	95.5%		—	—	—	$13.55
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	165	66	100.0%		—	65	Shoppers Food Warehouse	$24.85
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.44
Gayton Crossing	GRI	40%	VA	Richmond	158	63	89.5%		55	38	Martin's, (Kroger)	$14.11
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.2%		—	62	Giant Food	$23.78
Hanover Village Shopping Center	GRI	40%	VA	Richmond	88	35	95.5%		—	—	Aldi	$12.44
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	96.0%		143	61	Harris Teeter, (Target)	$21.58
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$36.86
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.53
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$21.10
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	98.2%		—	56	Giant Food	$18.46
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	96.8%		—	52	Harris Teeter	$19.98
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	98.7%		—	140	Wegmans, Dick's Sporting Goods	$16.34
Signal Hill	C	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$21.40
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	96.1%		—	47	Giant Food	$18.86
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	98.7%		—	48	Shoppers Food Warehouse, Gold's Gym	$23.90
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.3%		—	45	Martin's	$21.65

Portfolio Summary Report By State
September 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	96.0%		—	—	—	$24.45
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	96.3%		141	59	Safeway, (Target)	$22.34
			VA		3,481	1,746	96.4%	97.7%	465	1,210
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.45
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	211	42	93.6%		—	49	Safeway	$12.39
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$22.29
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$21.66
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$34.48
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	98.5%		230	—	(Sears)	$24.03
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$21.44
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	67	(Safeway)	$27.93
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$25.38
			WA		1,083	754	99.0%	99.0%	397	279
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$8.00
			WI		133	53	92.8%	92.8%	—	69

Regency Centers Total					38,272	28,436	95.3%	95.9%	5,320	13,465

(1) Major Tenants are the grocer anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property Co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
September 30, 2014
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,416	8.5%	$22,567	4.5%	49	14
Publix	1,853	6.5%	19,443	3.9%	46	12
Safeway	1,213	4.3%	12,013	2.4%	39	20
TJX Companies	756	2.7%	9,970	2.0%	35	13
Whole Foods	515	1.8%	9,379	1.9%	16	7
CVS	505	1.8%	8,088	1.6%	46	20
PETCO	321	1.1%	7,009	1.4%	43	17
Ahold/Giant	419	1.5%	5,861	1.2%	13	9
Albertsons	396	1.4%	4,959	1.0%	11	5
Ross Dress For Less	306	1.1%	4,877	1.0%	16	8
H.E.B.	305	1.1%	4,828	1.0%	5	1
Trader Joe's	179	0.6%	4,699	0.9%	19	6
JPMorgan Chase Bank	67	0.2%	4,029	0.8%	27	4
Bank of America	84	0.3%	3,970	0.8%	29	13
Wells Fargo Bank	79	0.3%	3,891	0.8%	38	20
Roundys/Marianos	220	0.8%	3,832	0.8%	5	3
Starbucks	97	0.3%	3,771	0.8%	77	29
Walgreens	136	0.5%	3,399	0.7%	12	4
Sears Holdings	409	1.4%	3,279	0.7%	6	1
SUPERVALU	265	0.9%	3,042	0.6%	11	10
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Panera Bread	93	0.3%	3,012	0.6%	26	7
Sports Authority	134	0.5%	2,973	0.6%	3	0
Subway	93	0.3%	2,970	0.6%	101	44
Target	359	1.3%	2,884	0.6%	4	2
Top 25 Tenants	11,684	41.1%	$157,769	31.4%	682	270

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,067	10	14
Wal-Mart	413	3	8
Kroger	451	6	55
Safeway	314	6	45
Sears Holdings	92	1	7
Albertsons	16	1	12
Publix	63	1	47
	2,416

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2014
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	263	1.0%	$4,969	1.0%	$18.91
2014	288	1.1%	6,020	1.2%	20.89
2015	2,118	8.0%	47,402	9.8%	22.38
2016	2,692	10.2%	51,108	10.6%	18.98
2017	3,251	12.3%	67,344	13.9%	20.72
2018	2,794	10.6%	53,921	11.1%	19.30
2019	3,037	11.5%	56,409	11.6%	18.57
2020	1,648	6.2%	27,019	5.6%	16.40
2021	1,342	5.1%	22,289	4.6%	16.61
2022	1,645	6.2%	26,628	5.5%	16.19
2023	1,230	4.6%	23,846	4.9%	19.39
10 Year Total	20,308	76.7%	386,954	79.9%	19.05
Thereafter	6,159	23.3%	97,429	20.1%	15.82
	26,466	100.0%	$484,383	100.0%	$18.30

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	65	0.4%	$636	0.3%	$9.78
2014	64	0.4%	745	0.4%	11.62
2015	617	3.7%	7,427	3.6%	12.03
2016	1,182	7.2%	11,327	5.5%	9.58
2017	1,563	9.5%	21,187	10.3%	13.56
2018	1,499	9.1%	16,904	8.2%	11.27
2019	1,895	11.5%	23,977	11.6%	12.65
2020	1,245	7.5%	15,878	7.7%	12.76
2021	972	5.9%	11,334	5.5%	11.66
2022	1,219	7.4%	14,608	7.1%	11.98
2023	804	4.9%	11,274	5.5%	14.03
10 Year Total	11,125	67.5%	135,296	65.6%	12.16
Thereafter	5,365	32.5%	71,055	34.4%	13.24
	16,489	100.0%	$206,351	100.0%	$12.51

Reflects in place leases as of September 30, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 10,000 square feet.

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2014
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	198	2.0%	$4,333	1.6%	$21.90
2014	224	2.2%	5,275	1.9%	23.54
2015	1,501	15.0%	39,975	14.4%	26.64
2016	1,510	15.1%	39,781	14.3%	26.34
2017	1,688	16.9%	46,157	16.6%	27.34
2018	1,295	13.0%	37,017	13.3%	28.58
2019	1,142	11.4%	32,432	11.7%	28.40
2020	403	4.0%	11,141	4.0%	27.65
2021	370	3.7%	10,955	3.9%	29.64
2022	426	4.3%	12,021	4.3%	28.25
2023	427	4.3%	12,572	4.5%	29.47
10 Year Total	9,183	92.0%	251,658	90.5%	27.40
Thereafter	794	8.0%	26,374	9.5%	33.21
	9,977	100.0%	$278,032	100.0%	$27.87

Reflects in place leases as of September 30, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
September 30, 2014

($000s except percentages and per share numbers)	2012A	2013A	1Q14A	2Q14A	3Q14A	2014E
Core FFO / Share (for actuals please see related press release)						$2.80 - $2.83
FFO / Share						$2.80 - $2.83
Same Property
Same property percent leased at period end (pro-rata)	94.5%	95.1%	94.9%	95.3%	95.8%	95.5% - 96.0%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	2.9%	3.8%	4.1%	3.5% - 3.8%
Investment Activity
Acquisitions (pro-rata)	$244,285	$95,258	$141,975	$0	$19,000	$160,975
Cap rate (weighted average)	5.3%	5.8%	5.3%	0.0%	5.6%	5.3%
Dispositions (pro-rata)	$404,852	$309,378	$3,967	$23,631	$59,137	$135,000 - $150,000
Cap rate (weighted average)	7.8%	7.3%	8.6%	6.4%	6.5%	6.4% - 6.6%
Liquidation of Preferred Investment in JV	$0	$47,500	$0	$0	$0	$0
Yield	0.0%	10.5%	0.0%	0.0%	0.0%	0.0%
Development and Redevelopment starts (1)	$149,446	$194,288	$101,107	$37,767	$62,980	$200,000 - $240,000
Third Party Fees and Commissions	$26,511	$25,097	$6,319	$6,253	$5,781	$24,000 - $25,000

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available					$63,704
NOI from Projects in Development (current quarter)					$554
Base Rent from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)					$3,361

(1) Redevelopment starts are not included in 2012A results.
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
September 30, 2014
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2014
Net income attributable to common stockholders	$1.19	1.22
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.99	1.99
Gain on sale of operating properties	(0.40)	(0.40)
All other amounts	0.02	0.02
Funds From Operations	$2.80	2.83
Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.04)	(0.04)
All other non-core amounts	$—	—
Core Funds From Operations	$2.80	2.83

Glossary of Terms
September 30, 2014

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or current or prior year Development Completions.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.